EXHIBIT 99.1

SUBJECT TO REVISION                      Registration Statement No. 333-117468
SERIES TERM SHEET, dated August 20, 2004


                                [COMPANY LOGO]
                                   WACHOVIA
                                $1,000,000,000
                       Wachovia Auto Owner Trust 2004-B

                $252,000,000 ___% Class A-1 Asset Backed Notes $248,000,000 ___% Class A-2 Asset Backed Notes $305,000,000 ___% Class A-3 Asset Backed Notes $130,000,000 ___% Class A-4 Asset Backed Notes $40,000,000 ___% Class B Asset Backed Notes (1) $25,000,000 ___% Class C Asset Backed Notes (1)

                      Wachovia Bank, National Association
                            Seller and Servicer
                     Pooled Auto Securities Shelf LLC
                                 Depositor

The underwriters will offer the following classes of notes pursuant to a prospectus supplement and prospectus which will replace this term sheet in its entirety:

--------------------- ----------------------- ------------------------- -----------------------------------------
                            Aggregate
                            Principal                  Interest              Final Scheduled Distribution Date
                             Amount                 Rate Per Annum
--------------------- ----------------------- ------------------------- -----------------------------------------
Class A-1 Notes            $252,000,000                    ___%                    September 20, 2005
--------------------- ----------------------- ------------------------- -----------------------------------------
Class A-2 Notes            $248,000,000                    ___%                       May 21, 2007
--------------------- ----------------------- ------------------------- -----------------------------------------
Class A-3 Notes            $305,000,000                    ___%                      April 20, 2009
--------------------- ----------------------- ------------------------- -----------------------------------------
Class A-4 Notes            $130,000,000                    ___%                      March 21, 2011
--------------------- ----------------------- ------------------------- -----------------------------------------
Total                      $935,000,000
--------------------- ----------------------- ------------------------- -----------------------------------------

(1) In addition to the Notes described in the table above, the Trust w also issue Class B Notes and Class C Notes. The Class B Notes and the Class C Notes will not be purchased by the underwriters and will be transferred to the Depositor on the closing date as partial consideration for the transfer of the receivables to the Trust. Immediately upon such transfer, the Class B Notes and the Class C Notes will be purchased from the Depositor by Pass Holding LLC. Pass Holding LLC, the Depositor or one or more of their respective affiliates may offer the Class B Notes or the Class C Notes to the public from time to time as will be more fully described in "Underwriting" in the prospectus supplement.

     The Notes will represent interests in and obligations of the Trust only and will not represent interests in or obligations of Wachovia Bank, National Association, Pooled Auto Securities Shelf LLC or any of their respective affiliates.

     THE NOTES ARE NOT DEPOSITS AND NEITHER THE NOTES NOR THE UNDERLYING RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AUTHORITY.

     This term sheet contains structural and collateral information about the Notes, but does not contain complete information about the offering of the Notes. The information contained in this term sheet is preliminary, limited in nature and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the Notes. Sales of the Notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or the prospectus, the statements in the prospectus supplement and the prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the Notes. If the offer, solicitation or sale of the Notes in any jurisdiction would be unlawful before the Notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the Notes in that jurisdiction.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             Underwriters of the Class A Notes

Wachovia Securities
                      Barclays Capital
                                         Loop Capital Markets, LLC
                                                                     RBS Greenwich Capital

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                    Summary

     The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and the prospectus and provides a general overview of the terms of the Notes. The information contained in this term sheet is preliminary, limited in nature and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and the prospectus relating to the offering of the Notes. To understand all of the terms of the offering of the Notes, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

Terms of the Securities

The Notes..................................     The Class A Notes listed below will be offered pursuant to a prospectus supplement and a prospectus which will replace this term sheet in its entirety:

                                                                                                    Aggregate           Interest
                                                                                                    Principal           Rate Per
                                                Note Class                                           Amount              Annum
                                                ----------                                        ---------------  -----------------
                                                A-1...........................................     $252,000,000           ___%
                                                A-2...........................................     $248,000,000           ___%
                                                A-3...........................................     $305,000,000           ___%
                                                A-4...........................................     $130,000,000           ___%
                                                B (1).........................................      $40,000,000           ___%
                                                C (1).........................................      $25,000,000           ___%

                                                (1) The Trust will also issue the Class B Notes and the Class C Notes which will not be purchased by the underwriters and will be transferred to the Depositor on the Closing Date as partial consideration for the transfer of the receivables to the Trust. Immediately upon such transfer, the Class B Notes and the Class C
                                                Notes will be purchased from the Depositor by PASS Holding LLC, an affiliate of the Depositor, the Seller and the Servicer. PASS Holding LLC, the Depositor or
                                                one or more of their respective affiliates may offer the Class B Notes or the
                                                Class C Notes to the public from time to time as will be more fully described in "Underwriting" in the prospectus supplement.

                                                The Class A Notes, the Class B Notes and the Class C Notes (collectively, the
                                                "Notes") will represent obligations of the Trust secured by the assets of the
                                                Trust. Each class of Notes with a lower alphabetical designation will be subordinated to each other class of Notes with a higher alphabetical designation
                                                (i.e., A is higher than B and B is higher than C). The Notes will bear interest at the rates set forth above and calculated in the manner described below under
                                                "Interest Accrual".

The Certificates...........................     The Trust will issue Wachovia Auto Owner Trust 2004-B certificates (the
                                                "Certificates") to PASS Holding LLC. The Certificates will not be offered by the prospectus supplement or the prospectus. The Certificates will not bear interest or have a principal balance, and all payments in respect of the
                                                Certificates will be subordinated to payments on the Notes.




                                      2
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Seller and Servicer

Wachovia Bank, National Association will sell the receivables and certain related property to the Depositor and will service the receivables on behalf of the Trust. Wachovia Bank, National Association's principal executive offices are located at One Wachovia Center, 301 South College Street, NC0600, Charlotte, North Carolina 28288, and its telephone number is (704) 374-6565.

Depositor

Pooled Auto Securities Shelf LLC will transfer the receivables and related property to the Trust. Pooled Auto Securities Shelf LLC's principal executive offices are located at One Wachovia Center, 301 South College Street, Suite E, Charlotte, North Carolina 28288-5578, and its telephone number is (704) 383-4628.

Owner Trustee

Wilmington Trust Company will act as Owner Trustee of the Trust.

Indenture Trustee

U.S. Bank National Association will act as trustee with respect to the Notes.

Paying Agent

Wachovia Bank, National Association will act as Paying Agent with respect to the Notes.

The Trust

The Wachovia Auto Owner Trust 2004-B (the "Trust") will be governed by the amended and restated trust agreement, dated as of September 1, 2004, between the Depositor and the Owner Trustee. The Trust will issue the Notes and the Certificates and will apply the net proceeds from the sale of the Notes to purchase from the Depositor a pool of receivables consisting of motor vehicle retail installment sale contracts purchased by Wachovia Bank, National Association. The Trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the Notes. The Trust will be solely liable for the payment of the Notes.

The Notes will be obligations of the Trust secured by the assets of the Trust. The Notes will not represent interests in or obligations of Pooled Auto Securities Shelf LLC, Wachovia Bank, National Association or any of their respective affiliates.

Investment in the Notes

Investments in the Notes are subject to various risks, many of which will be described under the caption "Risk Factors" in the prospectus supplement and the prospectus relating to the Notes, each of which should be read carefully in connection with any decision to invest in any class of Notes.

Statistical Calculation Date

The Statistical Calculation Date is the close of business on July 31, 2004. This is the date used in preparing the statistical information presented in this term sheet. As of this date, the aggregate outstanding principal balance of the receivables was $1,161,369,042.34. The receivables transferred to the Trust on the Closing Date will have an aggregate principal balance of not less than $1,007,556,675.06 as of the Cutoff Date.

Cutoff Date

The Cutoff Date will be the close of business on August 31, 2004.

Closing Date

The Closing Date will be on or about September __, 2004.

Distribution Dates

The 20th day of each month (or, if the 20th day is not a business day, the next succeeding business day). The first Distribution Date will be October 20, 2004.

Record Dates

On each Distribution Date, the Trust will make payments to the holders of the Notes as of the related Record Date. The related Record Date will be the business day immediately preceding such Distribution Date or, if the Notes have been issued in fully registered, certificated form, the last business day of the preceding month.

Minimum Denominations

The Notes will be issued in minimum denominations of $1,000 and integral multiples thereof.




                                      3
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Interest Rates

The Trust will pay interest on each class of Notes at the rate specified above under "The Notes".

Interest Accrual

     Class A-1 Notes

"Actual/360", accrued from and including the prior Distribution Date (or from and including the Closing Date, in the case of the first Distribution Date) to but excluding the current Distribution Date.

     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes

"30/360", accrued from and including the 20th day of the prior month (or from and including the Closing Date, in the case of the first Distribution Date) to but excluding the 20th day of the current month (assuming each month has 30 days).

Interest Payments

On each Distribution Date, interest payments on the Class A Notes will have the same priority. Each class of Notes with a higher alphabetical designation (i.e., A is higher than B and B is higher than C) will be entitled to receive certain payments of principal before interest payments are made on the classes of Notes with a lower alphabetical designation.

Principal Payments

On each Distribution Date, from the amounts allocated to the holders of the Notes to pay principal described in clauses (4), (6), (8) and (9) under "--Priority of Distributions", the Trust will pay principal of the Notes in the following manner:

(1)  to the Class A-1 Notes until they have been paid in full;

(2) to the Class A-2 Notes until they have been paid in full, then to the Class A-3 Notes until they have been paid in full and then to the Class A-4 Notes until they have been paid in full, the amount required to reduce the aggregate principal amount of the Class A Notes to an amount equal to approximately 93.38% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that Distribution Date;

(3) to the Class B Notes, the amount required to reduce the aggregate principal amount of the Class B Notes to an amount equal to approximately 4.07% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that Distribution Date; and

(4) to the Class C Notes, the amount required to reduce the aggregate principal amount of the Class C Notes to an amount equal to approximately 2.54% of the amount by which the aggregate principal balance of the receivables as of the last day of the related collection period exceeds the overcollateralization target amount for that Distribution Date.

These general rules are subject, however, to the following exceptions:

o if on any Distribution Date, the cumulative net loss percentage exceeds a specified trigger level, then on such Distribution Date and each following Distribution Date until the cumulative net loss percentage is less than or equal to the related trigger level for three consecutive Distribution Dates, principal payments will be allocated sequentially starting with the class of Notes with the highest alphabetical designation then outstanding (and, with respect to the Class A Notes, sequentially, beginning with the Class A-1 Notes or the class of Class A Notes at that time outstanding with the lowest numerical designation) until that class has been paid in full;

o if a Distribution Date is a final scheduled Distribution Date for one or more classes of Notes, all principal payments will be made on that Distribution Date and any subsequent Distribution Date first to those classes of Notes with that final scheduled Distribution Date, in order of the class of Notes with the highest alphabetical designation then outstanding (and, with respect to the Class A Notes, sequentially, beginning with the Class A-1 Notes or the class of Class A Notes at that time outstanding with the lowest numerical designation), until those classes have been paid in full;




                                      4
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

o in the event of any shortfall in the amount of funds available for principal payments on any Distribution Date, no principal payments will be made on a class of Notes with a lower alphabetical designation until all principal amounts payable with respect to each class of Notes with a higher alphabetical designation have been paid in full; accordingly, any shortfall in the amount of funds available for principal payments on any Distribution Date will reduce the principal payments first to the Class C Notes, second to the Class B Notes and third to the Class A Notes; and

o if the Notes are accelerated following an event of default under the indenture, the Trust will pay principal of the Notes as described under "Priority of Distributions--Priority of Payments Will Change If the Notes are Accelerated Following an Event of Default".

If not paid earlier, all principal and interest with respect to a class of Notes will be payable in full on the final scheduled Distribution Date for that class of Notes. The final scheduled Distribution Dates are as follows:

                                  Final Scheduled
    Note Class                   Distribution Date
------------------    ---------------------------------
        A-1                     September 20, 2005
        A-2                        May 21, 2007
        A-3                       April 20, 2009
        A-4                       March 21, 2011
         B                        March 21, 2011
         C                        March 21, 2011

Priority of Distributions

On each Distribution Date, from available collections on or in respect of the receivables received during the related collection period and amounts withdrawn from the reserve fund and the yield supplement account, the Trust will distribute the following amounts in the following order of priority:

(1) the servicing fee for the related collection period plus any overdue servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances will be paid to the Servicer;

(2) the fees and expenses of the Trustees and the Paying Agent for the related collection period plus any overdue fees or expenses for one or more prior collection periods will be paid to the Trustees and the Paying Agent pro rata; provided, however, that such fees and expenses may not exceed, in the aggregate, $100,000 per annum;

(3) interest on the Class A Notes will be paid to the holders of the Class A Notes;

(4) principal of the Notes in an amount equal to the amount by which the aggregate principal amount of the Class A Notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period will be paid to the noteholders in the priority described above under "Principal Payments";

(5) interest on the Class B Notes will be paid to the holders of the Class B Notes;

(6) principal of the Notes in an amount equal to the amount by which the sum of the aggregate principal amount of the Class A Notes and the Class B Notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal of the Notes under clause (4) above will be paid to the noteholders in the priority described above under "Principal Payments";

(7) interest on the Class C Notes will be paid to the holders of the Class C Notes;

(8) principal of the Notes in an amount equal to the amount by which the sum of the aggregate principal amount of the Class A Notes, the Class B Notes and the Class C Notes exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal of the Notes under clauses (4) and (6) above will be paid to the noteholders in the priority described above under "Principal Payments";

(9) principal of the Notes in an amount equal to the lesser of the aggregate principal amount of the Notes and the amount by which the aggregate principal amount of the Notes and the overcollateralization target amount for that Distribution Date, described under "Credit Enhancement--Overcollateralization", exceeds the aggregate principal balance of the receivables as of the last day of the related collection period less any amounts allocated to pay principal under clauses (4), (6) and (8) above will be paid to the noteholders in the




                                      5
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

priority described above under "Principal Payments";

(10) the amount, if any, necessary to fund the reserve fund up to the required amount will be deposited into the reserve fund;

(11) if a successor servicer has replaced Wachovia Bank, National Association as servicer, any unpaid transition expenses due in respect of the transfer of servicing and any additional servicing fees for the related collection period will be paid to the successor servicer;

(12) any fees and expenses due to the Trustees or the Paying Agent, pro rata, that have not previously been paid; and

(13) unless the Notes have been accelerated following the occurrence of an event of default under the indenture, any remaining amounts will be paid to the holders of the Certificates.

For purposes of these distributions, on any Distribution Date the principal amount of a class of Notes will be calculated as of the immediately preceding Distribution Date after giving effect to all payments made on such preceding Distribution Date, or, in the case of the first Distribution Date, as of the Closing Date.

In addition, if the amount on deposit in the collection account, the reserve fund and the yield supplement account on any Distribution Date equals or exceeds the aggregate principal amount of the Notes, accrued and unpaid interest thereon and certain amounts due to the Servicer, the Trustees and the Paying Agent, all such amounts will be applied to retire the Notes and pay such amounts due.

     Priority of Payments Will Change If the Notes are Accelerated Following an Event of Default

If the Notes are accelerated following an event of default under the indenture, the Trust will distribute available funds to pay principal of and interest on the Notes in the following priority:

(1) the servicing fee for the related collection period plus any overdue servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances will be paid to the Servicer;

(2) the fees and expenses of the Trustees and the Paying Agent for the related collection period plus any overdue fees or expenses for one or more prior collection periods will be paid to the Trustees and the Paying Agent pro rata; provided, however, that such fees and expenses may not exceed, in the aggregate, $100,000 per annum;

(3) interest on the Class A Notes will be paid to the holders of the Class A Notes;

(4)(a) if payment of the Notes is accelerated because of a failure to pay an amount due on the Notes or certain insolvency events in respect of the Trust, all of the funds remaining after clause (3) will be paid as follows:

        o to the holders of the Class A-1 Notes, until the outstanding principal amount of the Class A-1 Notes has been paid in full;

        o to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, pro rata, until the outstanding principal amount of all classes of Class A Notes has been paid in full;

        o interest on the Class B Notes will be paid to the holders of the Class B Notes;

        o to the holders of the Class B Notes, until the outstanding principal amount of the Class B Notes has been paid in full;

        o interest on the Class C Notes will be paid to the holders of the Class C Notes;

        o to the holders of the Class C Notes, until the outstanding principal amount of the Class C Notes has been paid in full;

(4)(b) if payment of the Notes is accelerated due to a breach of a material covenant or agreement by the Trust, all of the funds remaining after clause (3) will be paid as follows:

        o interest on the Class B Notes will be paid to the holders of the Class B Notes;

        o interest on the Class C Notes will be paid to the holders of the Class C Notes;

        o to the holders of the Class A-1 Notes, until the outstanding principal amount of the Class A-1 Notes has been paid in full;




                                      6
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

        o to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, pro rata, until the outstanding principal amount of all classes of Class A Notes has been paid in full;

        o to the holders of the Class B Notes, until the outstanding principal amount of the Class B Notes has been paid in full;

        o to the holders of the Class C Notes, until the outstanding principal amount of the Class C Notes has been paid in full;

(5) if a successor servicer has replaced Wachovia Bank, National Association as servicer, any unpaid transition expenses due in respect of the transfer of servicing and any additional servicing fees for the related collection period will be paid to the successor servicer; and

(6)     any remaining amounts will be paid to the holders of the Certificates.

Credit Enhancement

Credit enhancement for the Notes generally will include the following:

     Subordination of the Class B Notes and the Class C Notes

The Class B Notes and the Class C Notes will be subordinated to each class of Notes with a higher alphabetical designation. On each Distribution Date:

o no interest will be paid on any such class of Notes until all interest due on each class of Notes with a higher alphabetical designation has been paid in full through the related interest period, including, to the extent lawful, interest on overdue interest;

o as described herein, no interest will be paid on any such class of Notes until certain payments of principal have been made on each class of Notes with a higher alphabetical designation; and

o no principal will be paid on any such class of Notes until all principal due on each class of Notes with a higher alphabetical designation has been paid in full.

The subordination of the Class B Notes and the Class C Notes is intended to decrease the risk of default by the Trust with respect to payments due to the more senior classes of Notes.

     Overcollateralization

Overcollateralization represents the amount by which the aggregate principal balance of the receivables exceeds the aggregate principal amount of the notes. Overcollateralization will be available to absorb losses on the receivables that are not otherwise covered by excess collections on or in respect of the receivables, if any. On the Closing Date, the initial amount of overcollateralization will be $7,556,675.06. The application of funds as described in clause (9) under "Priority of Distributions" is designed to create overcollateralization and to increase over time the amount of overcollateralization as of any Distribution Date to a target amount equal to 1.75% of the outstanding principal balance of the receivables as of the last day of the related collection period, but not less than $7,556,675.06. This will be effected by paying a greater amount of principal on the notes on the first several Distribution Dates after the Closing Date than is paid by obligors on the outstanding principal balance of the receivables during this time.

     Reserve Fund

On the Closing Date, the Servicer will establish, in the name of the Indenture Trustee, a reserve fund into which certain excess collections on or in respect of the receivables will be deposited. The reserve fund will be initially funded with a deposit of $5,037,783.38 made by the Seller on the Closing Date. On each Distribution Date, the Indenture Trustee, directly or through the Paying Agent, will deposit in the reserve fund, from amounts collected on or in respect of the receivables during the related collection period and not used on that Distribution Date to make required payments to the Servicer, the Trustees, the Paying Agent or the noteholders, the amount, if any, by which:

o the amount required to be on deposit in the reserve fund on that Distribution Date exceeds

o    the amount on deposit in the reserve fund on that Distribution Date.

Amounts on deposit in the reserve fund will be available to pay shortfalls in interest and certain principal payments required to be paid on the Notes and may be used to reduce the principal amount of a class of Notes to zero on or after its related final scheduled Distribution Date. On each Distribution Date, the Indenture Trustee, directly or through the Paying Agent, will withdraw funds from the reserve fund, up to the amount on deposit therein, to the extent needed to make the following payments:




                                      7
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

o to the Servicer, the monthly servicing fee for the related collection period plus any overdue monthly servicing fees for one or more prior collection periods plus an amount equal to any nonrecoverable advances;

o to the Trustees and the Paying Agent, all fees and expenses for the related collection period plus any overdue fees or expenses for one or more prior collection periods; and

o to the noteholders, monthly interest and the priority principal distributable amount, if any, required to be paid on the Notes on that Distribution Date plus any overdue monthly interest payable to any class of notes for the previous Distribution Date, together with interest on the overdue monthly interest at the interest rate applicable to that class.

The amount required to be on deposit in the reserve fund on any Distribution Date will be $5,037,783.38; provided, that the required amount (i) may not be greater than the aggregate principal amount of the notes and (ii) will be zero if the aggregate principal balance of the receivables as of the last day of the related collection period is zero. If the amount on deposit in the reserve fund on any Distribution Date exceeds the amount required to be on deposit therein, after giving effect to all required deposits to and withdrawals from the reserve fund on that Distribution Date, the excess will be paid to the certificateholders. Any amount paid to the certificateholders will no longer be property of the Trust.

     Yield Supplement Account

On the Closing Date, the Servicer will establish, in the name of the Indenture Trustee, a yield supplement account that will be funded with a deposit of $__________ made by the Seller. No additional deposits will be made to the yield supplement account after the Closing Date. The funds on deposit in the yield supplement account are intended to supplement the interest collections for each collection period on those receivables with relatively low contract rates.

On each Distribution Date, the Indenture Trustee, directly or through the Paying Agent, will withdraw from the yield supplement account an amount specified with respect to that Distribution Date, which funds will be applied to make the payments described above under "Priority of Distributions".

Optional Prepayment

The Servicer has the option to purchase the receivables on any Distribution Date following the last day of a collection period as of which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the Cutoff Date. The purchase price will equal the lesser of the fair market value of the receivables and the aggregate principal balance of the receivables plus accrued and unpaid interest thereon; provided, however, that the purchase price must equal or exceed the aggregate principal amount of the notes, accrued and unpaid interest thereon and certain amounts due to the Servicer, the Trustees and the Paying Agent. The Trust will apply the payment of such purchase price to the payment of the Notes in full.

It is expected that at the time this purchase option becomes available to the Servicer only the Class A-4 Notes, the Class B Notes and the Class C Notes will be outstanding.

Property of the Trust

The property of the Trust will include the following:

o a pool of simple interest motor vehicle retail installment sale contracts that, as of the Statistical Calculation Date, have a weighted average FICO score as of their respective dates of origination of 750 and were purchased by the Seller from dealers in the ordinary course of business in connection with the sale of new and used motor vehicles;

o    amounts received on or in respect of the receivables after the Cutoff
     Date;

o    security interests in the vehicles financed under the receivables;

o any proceeds from claims on or refunds of premiums with respect to insurance policies relating to the financed vehicles or the related obligors;

o    the receivable files;

o funds on deposit in a collection account, a note payment account, a reserve fund and a yield supplement account;

o all rights under the receivables purchase agreement, including the right to cause the Seller to repurchase from the Depositor receivables affected materially and adversely by breaches of the representations and




                                      8
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     warranties of the Seller made in the receivables purchase agreement;

o all rights under the sale and servicing agreement, including the right to cause the Servicer to purchase receivables affected materially and adversely by breaches of the representations and warranties or certain servicing covenants of the Servicer made in the sale and servicing agreement; and

o    any and all proceeds relating to the above.

Servicing and Servicer Compensation

Wachovia Bank, National Association's responsibilities as Servicer will include, among other things, collection of payments, realization on the receivables and the financed vehicles, selling or otherwise disposing of delinquent or defaulted receivables and monitoring the performance of the receivables. In return for its services, the Trust will be required to pay the Servicer a servicing fee on each Distribution Date for the related collection period equal to the product of 1/12 of 1.00% and the aggregate principal balance of the receivables as of the first day of the related collection period (or as of the Cutoff Date in the case of the first Distribution Date).

Ratings

It is a condition to the issuance of the Class A Notes that each class of Class A Notes shall have been assigned the following ratings:

                                       Rating
                 ------------------------------------------------
     Note
     Class            Standard & Poor's              Moody's
--------------   ---------------------------   ------------------

      A-1                    A-1+                    Prime-1
      A-2                    AAA                       Aaa
      A-3                    AAA                       Aaa
      A-4                    AAA                       Aaa


A rating is not a recommendation to purchase, hold or sell the related Notes, inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the Notes address the likelihood of the payment of principal and interest on the Notes according to their terms. A rating agency rating the Notes may, in its discretion, lower or withdraw its rating in the future as to any class of notes.

Tax Status

     Opinions of Counsel

In the opinion of Sidley Austin Brown & Wood LLP, for federal income tax purposes the Class A Notes and Class B Notes will be, and the Class C Notes should be, characterized as debt if held by persons other than the beneficial owner of the equity in the Trust for federal income tax purposes, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

     Investor Representations

If you purchase Notes, you agree by your purchase that you will treat the Notes as indebtedness for federal income tax purposes.

ERISA Considerations

The Class A Notes and Class B Notes will generally be eligible for purchase by or with plan assets of employee benefit and other benefit plans and individual retirement accounts, subject to the considerations discussed under "ERISA Considerations" in the prospectus supplement and the prospectus relating to the Notes, each of which should be read carefully in connection with any decision to invest in any class of Notes. Each employee benefit or other benefit plan, and each person investing on behalf of or with plan assets of such a plan, will be deemed to make certain representations. The Class C Notes may not be acquired by or on behalf of certain employee benefit and other benefit plans.

Eligibility for Purchase by Money Market Funds

The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.




                                      9
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                             The Receivables Pool

     The Trust will own a pool of receivables consisting of motor vehicle retail installment sale contracts purchased by the Seller from dealers and secured by security interests in the motor vehicles financed by those contracts. The Seller will sell the receivables to the Depositor on the Closing Date pursuant to a receivables purchase agreement. The Depositor will transfer the receivables to the Trust on the Closing Date pursuant to a sale and servicing agreement. The property of the Trust will include payments on the receivables which are made after the Cutoff Date.

     The information pertaining to the receivables as presented throughout this term sheet is as of the Statistical Calculation Date. As of the Statistical Calculation Date, the receivables had an aggregate principal balance of $1,161,369,042.34. The receivables transferred to the Trust on the Closing Date will have an aggregate principal balance of not less than $1,007,556,675.06 as of the Cutoff Date. The information pertaining to the receivables as presented throughout this term sheet does not reflect the additional motor vehicle retail installment sale contracts which may be included in the pool of receivables transferred to the Trust on the Closing Date. In addition, some amortization of the receivables will occur after the Statistical Calculation Date and some receivables included as of the Statistical Calculation Date may prepay in full or may not meet the eligibility requirements as of the Cutoff Date and may not, therefore, be transferred to the Trust. As a result, the characteristics of the receivables as of the Cutoff Date may vary from the characteristics of the receivables as of the Statistical Calculation Date. We anticipate, however, that the variations will not be significant.

Criteria Applicable to Selection of Receivables

     The receivables were or will be selected from the Seller's portfolio for inclusion in the pool by several criteria, some of which will be set forth in the prospectus supplement and the prospectus under "The Receivables Pools". The information presented throughout this term sheet pertains to receivables that satisfied, as of the Statistical Calculation Date, the criteria for transfer to the Trust. Each receivable transferred to the Trust on the Closing Date will satisfy these criteria as of the Cutoff Date. These criteria include the requirement that each receivable:

     o  is secured by a new or used motor vehicle;

     o had an original principal balance of not more than $100,000.00 and a remaining principal balance of not less than $500.00;

     o had an original term to maturity of not more than 72 months and not less than 12 months and, as of the Cutoff Date, a remaining term to maturity of not more than 72 months and not less than three months;

     o provides for the allocation of payments to interest and principal based on the simple interest method;

     o  has a contract rate of at least 2.39% and not more than 9.50%;

     o provides for level scheduled monthly payments that fully amortize the amount financed over its original term to maturity (except that the period between the contract date and the first payment date may be less than or greater than one month and except for the first and last payments, which may be minimally different from the level payments);

     o  as of the Cutoff Date, is not delinquent by more than 30 days;

     o as of the Cutoff Date, is not secured by a financed vehicle that has been repossessed;

     o as of the Cutoff Date, does not relate to an obligor who is the subject of a bankruptcy proceeding;

     o  is evidenced by only one original contract; and




                                      10
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     o was not selected using selection procedures believed by the Seller to be adverse to the noteholders.

Characteristics of the Receivables

     The following tables set forth information with respect to the receivables as of the Statistical Calculation Date. While the characteristics of the receivables transferred to the Trust on the Closing Date will differ somewhat from the information set forth in these tables, we anticipate that the variations will not be significant.

                                                  Composition of the Receivables
                                              as of the Statistical Calculation Date

                                                                                 Used Financed
                                                New Financed Vehicles                Vehicles                     Total
                                                ---------------------       -----------------------   -----------------------------
Aggregate Principal Balance                        $781,347,017.09               $380,022,025.25            $1,161,369,042.34
Percentage of Aggregate Principal Balance              67.28%                         32.72%                     100.00%
Number of Motor Vehicle Loans                          48,503                         31,713                     80,216
Percentage of Motor Vehicle Loans                      60.47%                         39.53%                     100.00%
Average Principal Balance                            $16,109.25                     $11,983.16                 $14,478.02
Average Original Balance                             $22,547.22                     $17,376.88                 $20,503.15
Weighted Average Contract Rate                          5.85%                         6.86%                       6.18%
Contract Rate (Range)                              2.39% to 9.49%                2.40% to 9.494%             2.39% to 9.494%
Weighted Average Original Term                      64.46 months                   63.49 months               64.14 months
Original Term (Range)                          12 months to 72 months         12 months to 72 months     12 months to 72 months
Weighted Average Remaining Term                     52.89 months                   49.18 months               51.68 months
Remaining Term (Range)                          7 months to 72 months         7 months to 72 months       7 months to 72 months

                                   Distribution of the Receivables by Remaining Term to Maturity
                                              as of the Statistical Calculation Date

                                                                                                               Percentage
                                                                                                              of Aggregate
                                                           Percentage of        Principal Balance         Principal Balance of
                                                               Total                as of the             the Receivables as of
                                         Number of           Number of             Statistical               the Statistical
     Remaining Term Range               Receivables        Receivables(1)        Calculation Date          Calculation Date(1)
-------------------------------        -------------     -----------------     -------------------       ------------------------
7 months to 12 months.............         6,799                8.48%           $   23,657,175.22                 2.04%
13 months to 18 months............         6,875                8.57                36,960,111.93                 3.18
19 months to 24 months............         7,675                9.57                56,561,881.70                 4.87
25 months to 30 months............         6,649                8.29                56,155,473.28                 4.84
31 months to 36 months............         7,841                9.77                85,343,052.98                 7.35
37 months to 42 months............         5,512                6.87                68,142,546.40                 5.87
43 months to 48 months............         6,547                8.16               104,230,435.58                 8.97
49 months to 54 months............         2,923                3.64                52,733,926.34                 4.54
55 months to 60 months............        13,494               16.82               285,841,591.10                24.61
61 months to 66 months............         5,611                6.99               132,061,144.76                11.37
67 months to 72 months............        10,290               12.83               259,681,703.05                22.36
                                        --------             --------          ------------------             --------
           Total..................        80,216              100.00%           $1,161,369,042.34              100.00%
                                        ========             ========          ==================             ========

----------------
(1)   Percentages may not add to 100% due to rounding.




                                      11
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                Distribution of the Receivables by State of Obligor Mailing Address
                                              as of the Statistical Calculation Date

                                                                                                               Percentage
                                                                                                              of Aggregate
                                                           Percentage of        Principal Balance         Principal Balance of
                                                               Total                as of the             the Receivables as of
                                         Number of           Number of             Statistical               the Statistical
    Obligor Mailing Address             Receivables        Receivables(1)        Calculation Date          Calculation Date(1)
-------------------------------        -------------     -----------------     -------------------       ------------------------
North Carolina....................        22,524               28.08%           $  326,943,615.78               28.15%
Georgia...........................        15,253               19.01               211,973,891.97               18.25
Virginia..........................        11,600               14.46               167,678,280.81               14.44
Maryland..........................         7,809                9.73               131,302,497.67               11.31
Florida...........................         7,215                8.99               108,467,150.93                9.34
South Carolina....................         6,283                7.83                80,385,670.80                6.92
Tennessee.........................         3,760                4.69                42,254,550.70                3.64
West Virginia.....................         2,009                2.50                28,786,293.91                2.48
Pennsylvania......................         1,102                1.37                25,370,862.26                2.18
Other.............................         2,661                3.32                38,206,227.51                3.29
                                        --------             --------          ------------------             --------
           Total                          80,216              100.00%           $1,161,369,042.34              100.00%
                                        ========             ========          ==================             ========

----------------
(1)  Percentages may not add to 100% due to rounding.

     Each state included in the "other" category in the distribution by obligor mailing address table accounted for less than (i) 1.00% of the aggregate principal balance and (ii) 1.00% of the total number of the receivables as of the Statistical Calculation Date.

                                  Distribution of the Receivables by Financed Vehicle Model Year
                                              as of the Statistical Calculation Date

                                                                                                               Percentage
                                                                                                              of Aggregate
                                                           Percentage of        Principal Balance         Principal Balance of
                                                               Total                as of the             the Receivables as of
                                         Number of           Number of             Statistical               the Statistical
         Model Year                     Receivables        Receivables(1)        Calculation Date          Calculation Date(1)
-------------------------------        -------------     -----------------     -------------------       ------------------------
1997 and before...................         1,210                1.51%           $    6,121,475.35                0.53%
1998..............................         3,652                4.55                23,407,358.55                2.02
1999..............................         7,484                9.33                50,367,893.57                4.34
2000..............................        11,747               14.64                84,190,226.82                7.25
2001..............................        15,453               19.26               164,188,801.54               14.14
2002..............................        10,803               13.47               155,493,041.61               13.39
2003..............................         7,817                9.74               150,823,419.40               12.99
2004..............................        20,939               26.10               501,660,338.99               43.20
2005..............................         1,111                1.39                25,116,486.51                2.16
                                        --------             --------          ------------------             --------
           Total..................        80,216              100.00%           $1,161,369,042.34              100.00%
                                        ========             ========          ==================             ========

----------------
(1)  Percentages may not add to 100% due to rounding.




                                      12
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                         Distribution of the Receivables by Contract Rate
                                              as of the Statistical Calculation Date

                                                                                                               Percentage
                                                                                                              of Aggregate
                                                           Percentage of        Principal Balance         Principal Balance of
                                                               Total                as of the             the Receivables as of
                                         Number of           Number of             Statistical               the Statistical
    Contract Rate Range                 Receivables        Receivables(1)        Calculation Date          Calculation Date(1)
-------------------------------        -------------     -----------------     -------------------       ------------------------
2.001% to 3.000%..................           282                0.35%           $    7,249,382.21                0.62%
3.001% to 4.000%..................         5,605                6.99               122,077,046.64               10.51
4.001% to 5.000%..................        11,624               14.49               261,448,698.29               22.51
5.001% to 6.000%..................        10,539               13.14               219,869,594.45               18.93
6.001% to 7.000%..................        13,016               16.23               186,359,419.46               16.05
7.001% to 8.000%..................        16,920               21.09               177,851,807.09               15.31
8.001% to 9.000%..................        17,295               21.56               145,734,169.65               12.55
9.001% to 10.000%.................         4,935                6.15                40,778,924.55                3.51
                                        --------             --------          ------------------             --------
           Total..................        80,216              100.00%           $1,161,369,042.34              100.00%
                                        ========             ========          ==================             ========

----------------
(1)  Percentages may not add to 100.00% due to rounding.

                                   Distribution of the Receivables by Original Principal Balance
                                              as of the Statistical Calculation Date

                                                                                                               Percentage
                                                                                                              of Aggregate
                                                           Percentage of        Principal Balance         Principal Balance of
                                                               Total                as of the             the Receivables as of
                                         Number of           Number of             Statistical               the Statistical
      Original Principal Balance        Receivables        Receivables(1)        Calculation Date          Calculation Date(1)
    ------------------------------     -------------     -----------------     -------------------       ------------------------
    $5,000.00 to $9,999.99.......          4,882                6.09%           $   25,679,582.43                2.21%
    $10,000.00 to $14,999.99.....         16,761               20.89               130,459,714.60               11.23
    $15,000.00 to $19,999.99.....         21,225               26.46               234,542,814.68               20.20
    $20,000.00 to $24,999.99.....         17,603               21.94               268,105,071.36               23.09
    $25,000.00 to $29,999.99.....          9,832               12.26               197,787,965.57               17.03
    $30,000.00 to $34,999.99.....          5,461                6.81               140,769,635.46               12.12
    $35,000.00 to $39,999.99.....          2,437                3.04                76,599,678.27                6.60
    $40,000.00 to $44,999.99.....          1,056                1.32                38,933,565.98                3.35
    $45,000.00 to $49,999.99.....            420                0.52                17,937,240.21                1.54
    $50,000.00 to $54,999.99.....            215                0.27                10,278,125.36                0.89
    $55,000.00 to $59,999.99.....            118                0.15                 6,283,568.22                0.54
    $60,000.00 to $64,999.99.....             65                0.08                 3,710,055.42                0.32
    $65,000.00 to $69,999.99.....             45                0.06                 2,884,255.12                0.25
    $70,000.00 to $74,999.99.....             34                0.04                 2,360,987.47                0.20
    $75,000.00 to $79,999.99.....             19                0.02                 1,437,825.64                0.12
    $80,000.00 to $84,999.99.....             19                0.02                 1,522,806.54                0.13
    $85,000.00 to $89,999.99.....             13                0.02                 1,078,677.28                0.09
    $90,000.00 to $94,999.99.....              8                0.01                   714,626.30                0.06
    $95,000.00 to $99,999.99.....              3                0.00                   282,846.43                0.02
                                        --------             --------          ------------------             --------
               Total.............         80,216              100.00%           $1,161,369,042.34              100.00%
                                        ========             ========          ==================             ========

      ----------------
      (1)  Percentages may not add to 100.00% due to rounding.




                                      13
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                  Distribution of the Receivables by Remaining Principal Balance
                                              as of the Statistical Calculation Date

                                                                                                               Percentage
                                                                                                              of Aggregate
                                                           Percentage of        Principal Balance         Principal Balance of
                                                               Total                as of the             the Receivables as of
                                         Number of           Number of             Statistical               the Statistical
    Contract Rate Range                 Receivables        Receivables(1)        Calculation Date          Calculation Date(1)
-------------------------------        -------------     -----------------     -------------------       ------------------------
$0.01 to $4,999.99................        11,739               14.63%           $   40,647,644.26                3.50%
$5,000.00 to $9,999.99............        21,102               26.31               156,122,535.18               13.44
$10,000.00 to $14,999.99..........        15,369               19.16               190,028,830.17               16.36
$15,000.00 to $19,999.99..........        11,797               14.71               205,112,343.39               17.66
$20,000.00 to $24,999.99..........         8,672               10.81               193,291,894.51               16.64
$25,000.00 to $29,999.99..........         5,420                6.76               147,908,755.94               12.74
$30,000.00 to $34,999.99..........         3,161                3.94               101,845,334.86                8.77
$35,000.00 to $39,999.99..........         1,569                1.96                58,356,178.04                5.02
$40,000.00 to $44,999.99..........           666                0.83                28,024,703.20                2.41
$45,000.00 to $49,999.99..........           290                0.36                13,712,214.99                1.18
$50,000.00 to $54,999.99..........           163                0.20                 8,520,192.54                0.73
$55,000.00 to $59,999.99..........           105                0.13                 6,033,990.18                0.52
$60,000.00 to $64,999.99..........            43                0.05                 2,685,830.40                0.23
$65,000.00 to $69,999.99..........            39                0.05                 2,621,138.02                0.23
$70,000.00 to $74,999.99..........            28                0.03                 2,026,794.29                0.17
$75,000.00 to $79,999.99..........            19                0.02                 1,473,396.64                0.13
$80,000.00 to $84,999.99..........            12                0.01                 1,000,508.52                0.09
$85,000.00 to $89,999.99..........            17                0.02                 1,489,039.67                0.13
$90,000.00 to $94,999.99..........             3                0.00                   273,451.51                0.02
$95,000.00 to $99,999.99..........             2                0.00                   194,266.03                0.02
                                        --------             --------          ------------------             --------
           Total..................        80,216              100.00%           $1,161,369,042.34              100.00%
                                        ========             ========          ==================             ========

----------------
(1)  Percentages may not add to 100.00% due to rounding.




                                      14
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                   Distribution of the Receivables by Original Term to Maturity
                                              as of the Statistical Calculation Date

                                                                                                               Percentage
                                                                                                              of Aggregate
                                                           Percentage of        Principal Balance         Principal Balance of
                                                               Total                as of the             the Receivables as of
                                         Number of           Number of             Statistical               the Statistical
        Original Term Range             Receivables        Receivables(1)        Calculation Date          Calculation Date(1)
    ------------------------------     -------------     -----------------     -------------------       ------------------------
    7 months to 12 months.........            19                0.02%           $      160,029.56                0.01%
    13 months to 18 months........             7                0.01                    42,883.42                0.00
    19 months to 24 months........           272                0.34                 2,679,791.92                0.23
    25 months to 30 months........            54                0.07                   358,240.03                0.03
    31 months to 36 months........         2,100                2.62                20,091,918.55                1.73
    37 months to 42 months........           242                0.30                 1,867,946.74                0.16
    43 months to 48 months........         6,029                7.52                63,358,532.98                5.46
    49 months to 54 months........           491                0.61                 4,263,461.25                0.37
    55 months to 60 months........        37,547               46.81               479,093,070.89               41.25
    61 months to 66 months........         8,121               10.12               112,959,565.68                9.73
    67 months to 72 months........        25,334               31.58               476,493,601.32               41.03
                                        --------             --------          ------------------             --------
               Total..............        80,216              100.00%           $1,161,369,042.34              100.00%
                                        ========             ========          ==================             ========

      ----------------
      (1)  Percentages may not add to 100.00% due to rounding.

Weighted Average Lives of the Notes

     The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average lives of the Notes under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model or "ABS", represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all of the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

     The rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final distributions in respect of the Notes could occur significantly earlier than their respective final scheduled Distribution Dates. The noteholders will exclusively bear any reinvestment risk associated with early payment of their Notes.

     The ABS Tables captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" have been prepared on the basis of the following assumed characteristics of the receivables:

     o the receivables prepay in full at the specified constant percentage of ABS monthly;

     o each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days, beginning in September 2004;

     o payments on the Notes are made on each Distribution Date (and each Distribution Date is assumed to be the twentieth day of the applicable month);




                                      15
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     o the initial principal amount of each class of Notes is as set forth on the cover of this term sheet;

     o the interest rate on the Class A-1 Notes is 1.7925%, the interest rate on the Class A-2 Notes is 2.39%, the interest rate on the Class A-3 Notes is 2.84%, the interest rate on the Class A-4 Notes is 3.34%, the interest rate on the Class B Notes is 2.85% and the interest rate on the Class C Notes is 3.16%;

     o  the Notes are purchased on September 9, 2004;

     o no defaults or delinquencies occur in the payment of any of the receivables;

     o no receivables are repurchased due to a breach of any representation or warranty or for any other reason;

     o  no event of default under the indenture occurs; and

     o the Servicer exercises its optional purchase right on the earliest Distribution Date on which it is permitted to do so, as described in this term sheet.

     The ABS Tables indicate the projected weighted average life of each class of Notes and set forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate principal balance of the receivables in each pool, contract rate and remaining term to maturity) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                                  Weighted
                                                                                   Average          Weighted Average
                                                               Weighted       Original Term to     Remaining Term to
                                         Aggregate           Average Note         Maturity             Maturity
Pool                                 Principal Balance           Rate            (in months)          (in months)
----                               ---------------------    ---------------   ------------------  ---------------------
  1............................     $     2,445,052.51          4.367%               23                   20
  2............................          12,886,008.49          4.539%               36                   34
  3............................           4,637,606.45          6.183%               36                   16
  4............................          36,048,678.17          4.741%               48                   46
  5............................          20,238,347.87          6.718%               48                   23
  6............................         230,985,946.23          4.966%               60                   58
  7............................          12,289,610.04          4.731%               60                   54
  8............................          10,380,868.48          4.936%               60                   51
  9............................           9,023,044.41          4.979%               60                   48
 10............................         155,123,128.70          7.580%               60                   26
 11............................         232,161,541.64          5.733%               70                   68
 12............................          82,716,538.64          5.726%               72                   66
 13............................          12,309,343.06          5.874%               72                   63
 14............................         186,310,960.37          7.791%               71                   40
                                   -------------------
                                    $1,007,556,675.06

The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce




                                      16
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the weighted average note rates, weighted average original terms to maturity and weighted average remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.




                                      17
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                 Percent of Initial Note Principal Amount at Various ABS Percentages

                                              Class A-1 Notes                                         Class A-2 Notes
                         -------------------------------------------------      ----------------------------------------------------
 Distribution Date        0.50%      1.00%      1.50%      1.75%     2.00%       0.50%      1.00%       1.50%      1.75%      2.00%
-----------------------  -------    -------    -------    -------   -------     -------    -------     -------    -------    -------
Closing Date.........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
October 2004.........       89%        87%        83%        81%       78%        100%       100%        100%       100%       100%
November 2004........       78%        73%        67%        63%       57%        100%       100%        100%       100%       100%
December 2004........       68%        60%        51%        44%       36%        100%       100%        100%       100%       100%
January 2005.........       57%        47%        35%        27%       16%        100%       100%        100%       100%       100%
February 2005........       47%        35%        21%        11%        0%        100%       100%        100%       100%       100%
March 2005...........       37%        24%         7%         0%        0%        100%       100%        100%       100%        87%
April 2005...........       28%        12%         0%         0%        0%        100%       100%         99%        87%        71%
May 2005.............       18%         1%         0%         0%        0%        100%       100%         87%        73%        55%
June 2005............        8%         0%         0%         0%        0%        100%        97%         74%        59%        40%
July 2005............        0%         0%         0%         0%        0%        100%        86%         62%        46%        25%
August 2005..........        0%         0%         0%         0%        0%         96%        76%         50%        33%        11%
September 2005.......        0%         0%         0%         0%        0%         87%        66%         39%        21%         0%
October 2005.........        0%         0%         0%         0%        0%         78%        56%         28%         9%         0%
November 2005........        0%         0%         0%         0%        0%         70%        46%         17%         0%         0%
December 2005........        0%         0%         0%         0%        0%         61%        37%          6%         0%         0%
January 2006.........        0%         0%         0%         0%        0%         52%        27%          0%         0%         0%
February 2006........        0%         0%         0%         0%        0%         44%        18%          0%         0%         0%
March 2006...........        0%         0%         0%         0%        0%         35%         9%          0%         0%         0%
April 2006...........        0%         0%         0%         0%        0%         27%         1%          0%         0%         0%
May 2006.............        0%         0%         0%         0%        0%         18%         0%          0%         0%         0%
June 2006............        0%         0%         0%         0%        0%         10%         0%          0%         0%         0%
July 2006............        0%         0%         0%         0%        0%          2%         0%          0%         0%         0%
August 2006..........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
September 2006.......        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
October 2006.........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
November 2006........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
December 2006........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
January 2007.........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
February 2007........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
March 2007...........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
April 2007...........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
May 2007.............        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
June 2007............        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
July 2007............        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
August 2007..........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
September 2007.......        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
October 2007.........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
November 2007........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
December 2007........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
January 2008.........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
February 2008........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
March 2008...........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
April 2008...........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
May 2008.............        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
June 2008............        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
July 2008............        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
August 2008..........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
September 2008.......        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
October 2008.........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%
November 2008........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%

Weighted Average Life
(In Years)...........       0.47       0.40       0.33       0.30      0.27        1.43       1.21        1.00       0.89       0.77




                                      18
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                Percent of Initial Note Principal Amount at Various ABS Percentages

                                              Class A-3 Notes                                          Class A-4 Notes
                         -------------------------------------------------      ----------------------------------------------------
 Distribution Date        0.50%      1.00%      1.50%      1.75%     2.00%       0.50%      1.00%       1.50%      1.75%      2.00%
-----------------------  -------    -------    -------    -------   -------     -------    -------     -------    -------    -------
Closing Date.........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
October 2004.........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
November 2004........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
December 2004........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
January 2005.........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
February 2005........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
March 2005...........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
April 2005...........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
May 2005.............      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
June 2005............      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
July 2005............      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
August 2005..........      100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
September 2005.......      100%       100%       100%       100%       98%        100%       100%        100%       100%       100%
October 2005.........      100%       100%       100%       100%       88%        100%       100%        100%       100%       100%
November 2005........      100%       100%       100%        98%       78%        100%       100%        100%       100%       100%
December 2005........      100%       100%       100%        89%       68%        100%       100%        100%       100%       100%
January 2006.........      100%       100%        97%        81%       59%        100%       100%        100%       100%       100%
February 2006........      100%       100%        89%        72%       52%        100%       100%        100%       100%       100%
March 2006...........      100%       100%        81%        65%       45%        100%       100%        100%       100%       100%
April 2006...........      100%       100%        74%        57%       38%        100%       100%        100%       100%       100%
May 2006.............      100%        93%        67%        50%       33%        100%       100%        100%       100%       100%
June 2006............      100%        87%        60%        43%       29%        100%       100%        100%       100%       100%
July 2006............      100%        80%        53%        37%       24%        100%       100%        100%       100%       100%
August 2006..........       95%        73%        47%        31%       20%        100%       100%        100%       100%       100%
September 2006.......       88%        67%        41%        26%       15%        100%       100%        100%       100%       100%
October 2006.........       82%        61%        36%        21%       11%        100%       100%        100%       100%       100%
November 2006........       75%        54%        30%        16%        7%        100%       100%        100%       100%       100%
December 2006........       71%        50%        26%        12%        4%        100%       100%        100%       100%       100%
January 2007.........       66%        45%        21%         9%        0%        100%       100%        100%       100%       100%
February 2007........       61%        41%        17%         5%        0%        100%       100%        100%       100%        91%
March 2007...........       57%        36%        13%         2%        0%        100%       100%        100%       100%        83%
April 2007...........       52%        32%         9%         0%        0%        100%       100%        100%        96%        75%
May 2007.............       47%        28%         5%         0%        0%        100%       100%        100%        88%        68%
June 2007............       43%        23%         1%         0%        0%        100%       100%        100%        81%         0%
July 2007............       38%        19%         0%         0%        0%        100%       100%         96%        74%         0%
August 2007..........       34%        15%         0%         0%        0%        100%       100%         88%        68%         0%
September 2007.......       30%        12%         0%         0%        0%        100%       100%         81%         0%         0%
October 2007.........       25%         8%         0%         0%        0%        100%       100%         75%         0%         0%
November 2007........       21%         4%         0%         0%        0%        100%       100%         69%         0%         0%
December 2007........       17%         1%         0%         0%        0%        100%       100%          0%         0%         0%
January 2008.........       13%         0%         0%         0%        0%        100%        94%          0%         0%         0%
February 2008........       10%         0%         0%         0%        0%        100%        88%          0%         0%         0%
March 2008...........        7%         0%         0%         0%        0%        100%        82%          0%         0%         0%
April 2008...........        4%         0%         0%         0%        0%        100%        76%          0%         0%         0%
May 2008.............        1%         0%         0%         0%        0%        100%        70%          0%         0%         0%
June 2008............        0%         0%         0%         0%        0%         95%         0%          0%         0%         0%
July 2008............        0%         0%         0%         0%        0%         89%         0%          0%         0%         0%
August 2008..........        0%         0%         0%         0%        0%         83%         0%          0%         0%         0%
September 2008.......        0%         0%         0%         0%        0%         77%         0%          0%         0%         0%
October 2008.........        0%         0%         0%         0%        0%         71%         0%          0%         0%         0%
November 2008........        0%         0%         0%         0%        0%          0%         0%          0%         0%         0%

Weighted Average Life
  (In Years).........       2.73       2.39       2.00       1.79      1.59        4.13       3.71        3.20       2.95       2.71




                                      19
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                 Percent of Initial Note Principal Amount at Various ABS Percentages

                                              Class B Notes                                             Class C Notes
   Distribution          -------------------------------------------------      ----------------------------------------------------
       Date               0.50%      1.00%      1.50%      1.75%     2.00%       0.50%      1.00%       1.50%      1.75%      2.00%
-----------------------  -------    -------    -------    -------   -------     -------    -------     -------    -------    -------
Closing Date........       100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
October 2004........       100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
November 2004.......       100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
December 2004.......       100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
January 2005........       100%       100%       100%       100%      100%        100%       100%        100%       100%       100%
February 2005.......       100%       100%       100%       100%       86%        100%       100%        100%       100%       100%
March 2005..........       100%       100%       100%        75%       71%        100%       100%        100%        90%        71%
April 2005..........       100%       100%        74%        71%       67%        100%       100%         74%        71%        67%
May 2005............       100%       100%        71%        67%       62%        100%       100%         71%        67%        62%
June 2005...........       100%        74%        67%        63%       58%        100%        74%         67%        63%        58%
July 2005...........        93%        71%        64%        60%       54%        100%        71%         64%        60%        54%
August 2005.........        73%        68%        61%        56%       50%         73%        68%         61%        56%        50%
September 2005......        71%        65%        58%        53%       47%         71%        65%         58%        53%        47%
October 2005........        69%        63%        55%        50%       43%         69%        63%         55%        50%        43%
November 2005.......        66%        60%        52%        47%       40%         66%        60%         52%        47%        40%
December 2005.......        64%        57%        49%        44%       37%         64%        57%         49%        44%        37%
January 2006........        62%        55%        46%        41%       34%         62%        55%         46%        41%        34%
February 2006.......        59%        52%        44%        38%       31%         59%        52%         44%        38%        31%
March 2006..........        57%        50%        41%        36%       29%         57%        50%         41%        36%        29%
April 2006..........        55%        48%        39%        33%       27%         55%        48%         39%        33%        27%
May 2006............        52%        45%        36%        31%       25%         52%        45%         36%        31%        25%
June 2006...........        50%        43%        34%        29%       24%         50%        43%         34%        29%        24%
July 2006...........        48%        41%        32%        26%       22%         48%        41%         32%        26%        22%
August 2006.........        46%        38%        30%        25%       21%         46%        38%         30%        25%        21%
September 2006......        43%        36%        28%        23%       19%         43%        36%         28%        23%        19%
October 2006........        41%        34%        26%        21%       18%         41%        34%         26%        21%        18%
November 2006.......        39%        32%        24%        20%       17%         39%        32%         24%        20%        17%
December 2006.......        38%        31%        23%        18%       15%         38%        31%         23%        18%        15%
January 2007........        36%        29%        21%        17%       14%         36%        29%         21%        17%        14%
February 2007.......        35%        28%        20%        16%       13%         35%        28%         20%        16%        13%
March 2007..........        33%        26%        18%        15%       12%         33%        26%         18%        15%        12%
April 2007..........        31%        25%        17%        14%       11%         31%        25%         17%        14%        11%
May 2007............        30%        23%        16%        13%       10%         30%        23%         16%        13%        10%
June 2007...........        28%        22%        15%        12%        0%         28%        22%         15%        12%         0%
July 2007...........        27%        21%        14%        11%        0%         27%        21%         14%        11%         0%
August 2007.........        25%        19%        12%        10%        0%         25%        19%         12%        10%         0%
September 2007......        24%        18%        12%         0%        0%         24%        18%         12%         0%         0%
October 2007........        23%        17%        11%         0%        0%         23%        17%         11%         0%         0%
November 2007.......        21%        16%        10%         0%        0%         21%        16%         10%         0%         0%
December 2007.......        20%        14%         0%         0%        0%         20%        14%          0%         0%         0%
January 2008........        18%        13%         0%         0%        0%         18%        13%          0%         0%         0%
February 2008.......        17%        12%         0%         0%        0%         17%        12%          0%         0%         0%
March 2008..........        16%        12%         0%         0%        0%         16%        12%          0%         0%         0%
April 2008..........        15%        11%         0%         0%        0%         15%        11%          0%         0%         0%
May 2008............        14%        10%         0%         0%        0%         14%        10%          0%         0%         0%
June 2008...........        14%         0%         0%         0%        0%         14%         0%          0%         0%         0%
July 2008...........        13%         0%         0%         0%        0%         13%         0%          0%         0%         0%
August 2008.........        12%         0%         0%         0%        0%         12%         0%          0%         0%         0%
September 2008......        11%         0%         0%         0%        0%         11%         0%          0%         0%         0%
October 2008........        10%         0%         0%         0%        0%         10%         0%          0%         0%         0%
November 2008.......         0%         0%         0%         0%        0%          0%         0%          0%         0%         0%

Weighted Average
Life (In Years).....        2.11       1.85       1.55       1.39      1.24        2.12       1.85        1.55       1.40       1.26




                                      20
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     The foregoing ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith. The weighted average life of a Note is determined by multiplying the amount of each principal payment on the Note by the number of years from the Closing Date to the related Distribution Date, adding the results and dividing the sum by the initial principal amount of the Note.

Delinquency, Credit Loss and Recovery Information

     Set forth below is certain information concerning the experience of Wachovia Bank, National Association pertaining to its indirect retail motor vehicle, recreational vehicle and marine receivable portfolio. Wachovia Bank, National Association does not maintain separate records that distinguish among the delinquency and loan loss experience for the indirect retail motor vehicle, recreational vehicle and marine receivable receivables. Delinquency, credit loss and recovery experience for motor vehicle, recreational vehicle and marine receivables may be influenced by a variety of different economic, social, geographic and other factors. As a result, there can be no assurance that the delinquency, credit loss and recovery experience on the receivables will be comparable to that set forth below. Notwithstanding the foregoing, Wachovia Bank, National Association believes that delinquencies, credit losses and recoveries on its indirect retail motor vehicle portfolio have generated substantially all of the delinquencies, credit losses and recoveries with respect to its combined portfolio of indirect retail motor vehicle, recreational vehicle and marine receivable portfolios.

                                                     Composition of Portfolio

                                                           As of June 30,
                          ---------------------------------------------------------------------------------
                                           2004                                      2003
                          --------------------------------------    ---------------------------------------
                           Number of      Dollars                    Number of       Dollars
                          Receivables     ($000)      Percentage    Receivables      ($000)      Percentage
                          ------------  ----------    ----------    -----------   ----------     ----------
        Motor Vehicle.       306,559    $3,996,822       81.2%        323,280     $4,012,013         84.6%
        Marine........         2,938       616,428       12.5           2,630        561,339         11.8
        Recreational
            Vehicle...         2,810       309,525        6.3           1,507        166,152          3.5
        Other.........           191         1,477        0.0             381          3,003          0.1
                          ------------  ----------    ----------    -----------   ----------     ----------
        Total                312,498    $4,924,252     100.0%         327,798     $4,742,507        100.0%
                          ============  ==========    ==========    ===========   ==========     ==========

                                                                  As of December 31,
               ---------------------------------------------------------------------------------------------------------------------
                                 2003                                    2002                                   2001
               --------------------------------------  -------------------------------------   -------------------------------------
                 Number of      Dollars                 Number of       Dollars                 Number of      Dollars
                Receivables      ($000)   Percentage   Receivables      ($000)    Percentage   Receivables     ($000)     Percentage
                -----------   ----------  ----------   -----------   ----------   ----------   -----------   ----------   ---------
Motor Vehicle.     312,680    $3,937,517      83.2%      322,641     $3,850,997       86.6%      341,016     $4,099,064     90.7%
Marine........       2,739       572,425      12.1         2,367        480,551       10.8         2,383        395,289      8.7
Recreational
    Vehicle...       2,006       222,457       4.7         1,000        108,720        2.4           271         16,767      0.4
Other.........         280         2,103       0.0           491          7,774        0.2           890          9,455      0.2
                -----------   ----------  ----------   -----------   ----------   ----------   -----------   ----------   ---------
Total              317,705    $4,734,501     100.0%      326,499     $4,448,042      100.0%      344,560     $4,520,575    100.0%
                ===========   ==========  ==========   ===========   ==========   ==========   ===========   ==========   ==========

                                                 As of December 31,
                          ----------------------------------------------------------------------------------
                                            2000                                     1999
                          --------------------------------------    ----------------------------------------
                           Number of      Dollars                    Number of       Dollars
                          Receivables      ($000)     Percentage    Receivables      ($000)      Percentage
                          ------------  ----------    ----------    ------------  ----------     -----------
        Motor Vehicle.       341,602    $4,138,774        98.9%        312,539    $3,620,609         99.1%
        Marine........         1,445        33,127         0.8           1,541        16,990          0.5
        Recreational
            Vehicle...           232         4,170         0.1             232         2,127          0.1
        Other.........         1,528         8,187         0.2           2,592        14,566          0.4
                          ------------  ----------    ----------    ------------  ----------     -----------
        Total                344,807    $4,184,258       100.0%        316,904    $3,654,293        100.0%
                          ============  ==========    ==========    ============  ==========     ===========




                                      21
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                                      Delinquency Experience

                                                                                      As of June 30,
                                                        ---------------------------------------------------------------------------
                                                                       2004                                  2003
                                                        ---------------------------------- ----------------------------------------
                                                            Number of         Dollars            Number of             Dollars
                                                           Receivables        ($000)            Receivables            ($000)
                                                       ----------------  ----------------- -------------------   ------------------
Total Receivable Portfolio........................            312,498       $4,924,252            327,798            $4,742,507
Delinquencies as a Percentage of Total Receivable
   Portfolio
      30-59 Days..................................              0.86%            0.52%              1.06%                 0.74%
      60-89 Days..................................              0.18%            0.11%              0.22%                 0.15%
      90 Days or More.............................              0.04%            0.02%              0.05%                 0.03%
Total Delinquencies as a Percentage of Total
    Receivable Portfolio..........................              1.08%            0.65%              1.33%                 0.93%
Total Delinquencies...............................              3,373          $32,133              4,353               $43,917

                                                                                 As of December 31,
                                         ------------------------------------------------------------------------------------------
                                                       2003                         2002                           2001
                                         --------------------------   ----------------------------   ------------------------------
                                           Number of       Dollars       Number of       Dollars        Number of       Dollars
                                          Receivables       ($000)      Receivables       ($000)       Receivables       ($000)
                                         -------------- ------------   -------------   ------------   -------------   -------------
Total Receivable Portfolio............       317,705     $4,734,501        326,499      $4,448,042       344,560       $4,520,575
Delinquencies as a Percentage of Total
  Receivable Portfolio
  30-59 Days..........................         1.17%          0.76%          1.29%           0.99%         1.31%            1.03%
  60-89 Days..........................         0.25%          0.16%          0.29%           0.22%         0.35%            0.27%
  90 Days or More.....................         0.06%          0.03%          0.07%           0.05%         0.27%            0.19%
Total Delinquencies as a Percentage of
  Total Receivable Portfolio..........         1.48%          0.95%          1.65%           1.25%         1.93%            1.50%
Total Delinquencies...................         4,692        $45,138          5,386         $55,662         6,642          $67,598


                                                                       As of December 31,
                                                 ---------------------------------------------------------------
                                                               2000                          1999
                                                 ----------------------------   --------------------------------
                                                    Number of       Dollars       Number of          Dollars
                                                   Receivables       ($000)      Receivables         ($000)
                                                 --------------  ------------   -------------     --------------
        Total Receivable Portfolio............       344,807      $4,184,258       316,904         $3,654,293
        Delinquencies as a Percentage of Total
          Receivable Portfolio
          30-59 Days..........................         1.46%           1.10%         1.33%              0.91%
          60-89 Days..........................         0.38%           0.27%         0.30%              0.21%
          90 Days or More.....................         0.30%           0.20%         0.19%              0.12%
        Total Delinquencies as a Percentage of
          Total Receivable Portfolio..........         2.14%           1.57%         1.82%              1.24%
        Total Delinquencies...................         7,380         $65,898         5,779            $45,299

     The amounts included in the delinquency experience table represent principal amounts only. Total Delinquencies as a Percentage of Total Receivables Portfolio exclude unsold repossessed vehicles and accounts in bankruptcy. The delinquency periods included in the delinquency experience table are calculated based on the number of days a payment is contractually past due. All delinquent receivables relating to financed vehicles that have not been repossessed are written off not later than the last business day of the month during which they become 120 days delinquent and receivables relating to financed vehicles that have been repossessed are written off not later than the last business day of the month in which the related repossessed financed vehicles are sold or otherwise disposed of.




                                      22
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                               Credit Loss Experience
                                                       ($000)

                                                                                  Six Months Ended June 30,
                                                                        -------------------------------------------
                                                                                2004                    2003
                                                                        --------------------    -------------------
Total Number of Receivables Outstanding at Period End..............            312,498                327,798
Average Number of Receivables Outstanding During the Period........            313,664                328,938
Outstanding Principal Amount at Period End.........................         $4,924,252             $4,742,507
Average Outstanding Principal Amount During the Period.............         $4,786,212             $4,622,587
Gross Principal Charge-Offs........................................            $16,732                $26,821
Recoveries.........................................................             $4,696                 $5,872
Net Losses.........................................................            $12,037                $20,950
Net Losses as a Percentage of the Average Outstanding Principal
  Amount(1)........................................................              0.50%                  0.91%

------------------------
(1) The percentages for the six months ended June 30, 2004 and June 30, 2003 are annualized and are not necessarily indicative of a full year's actual results.


                                                                                     Year Ended December 31,
                                                               -------------------------------------------------------------------
                                                                   2003          2002           2001          2000         1999
                                                               ----------    ----------    ----------    ----------    -----------
 Total Number of Receivables Outstanding at Period End..          317,705       326,499       344,560       344,807       316,904
 Average Number of Receivables Outstanding During the
   Period...............................................          325,662       335,319       351,391       331,099           n/a
 Outstanding Principal Amount at Period End.............       $4,734,501    $4,448,042    $4,520,575    $4,184,258    $3,654,293
 Average Outstanding Principal Amount During the Period.       $4,682,125    $4,452,768    $4,457,703    $3,922,346           n/a
 Gross Principal Charge-Offs............................          $49,965       $56,553       $46,751       $27,381       $23,188
 Recoveries.............................................          $10,307        $9,630        $8,492        $7,048        $7,406
 Net Losses.............................................          $39,658       $46,923       $38,259       $20,333       $15,782
 Net Losses as a Percentage of the Average Outstanding
   Principal Amount.....................................            0.85%         1.05%         0.86%         0.52%           n/a

     The average outstanding principal amount during any period is based upon the monthly period-end outstanding principal amounts of the retail installment sale contracts during that period. The gross charge-offs for any period equal the total principal amount due on all retail installment sale contracts determined to be uncollectible during that period minus the total amount received during that period from the repossession and sale of financed vehicles. The recoveries for any period equal the total amount recovered during that period on retail installment sale contracts previously charged off.

     The data presented in the foregoing tables are for illustrative purposes only. Delinquency and credit loss experience may be influenced by a variety of economic, social and other factors. We cannot assure you that the future delinquency and credit loss information of Wachovia Bank, National Association, or that of the Trust with respect to the receivables, will be similar to that set forth above.

Delinquency and Credit Loss Trends

     Wachovia Bank, National Association believes that the relative improvement of the delinquency and credit loss performance of its portfolio over the past five years and six months is attributable to a number of factors, including the following:

o enhanced credit underwriting, provided by empirically derived credit scoring models which help the Seller better quantify credit risk and implement risk adjusted pricing;

o improved collateral quality, provided by an increased emphasis on originating loans for new versus used vehicles; and

o innovative collection strategies, including the use of behavioral models to manage the collection processes.




                                      23
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     Wachovia Bank's expectations with respect to delinquency and credit loss trends constitute forward-looking statements and are subject to important economic, social, legal and other factors that could cause actual results to differ materially from those projected. These factors include, but are not limited to, inflation rates, unemployment rates, changes in consumer debt levels, changes in the market for new and used vehicles and the enactment of new laws that further regulate the motor vehicle lending industry.




                                      24
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus supplement and the prospectus. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.